UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Lantronix, Inc. (the “Company”) entered into a cooperation agreement (the “Agreement”) with Chain of Lakes Investment Fund, LLC, Haluk L. Bayraktar, and Emre Aciksoz (collectively the “Shareholders”), dated June 24, 2025, pursuant to which the Company has agreed, among other things, to (i) take all necessary action as promptly as practicable to appoint James C. Auker (the “New Director”) to the Company’s Board of Directors (the "Board”) and (ii) recommend, support and solicit proxies for the election of the New Director at the 2025 Annual Meeting in the same manner as for the Company’s other nominees.

If the New Director is unable or unwilling to serve as a director for any reason, resigns as a director or is removed as a director during the term of the Agreement, the Agreement includes certain procedures for the parties to identify and appoint a replacement person (a “Replacement Appointee”). The Company’s obligations with respect to the appointment of such Replacement Appointee is subject, among other things, to the Shareholders beneficially owning at least 1% of the Company’s then outstanding common stock at such time.

During the term of the Agreement, each of the Shareholders will vote all of its shares of the Company (i) in favor of the election of each person nominated by the Board for election as a director; (ii) against the election as director of any person that is not approved and recommended by the Board for election at any stockholder meeting; (iii) against any proposals or resolutions to remove any member of the Board; and (iv) in accordance with the recommendation of the Board on all other proposals or business that may be the subject of stockholder action at any stockholder meeting, except that each of the Shareholders may vote in its sole discretion with respect to any publicly announced proposals required in connection with certain business combination or extraordinary transactions involving the Company, and if either Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC recommends against the Board’s recommendation for a proposal (other than with respect to director elections), one or more of the Shareholders may follow such alternative recommendation.

The Agreement includes customary standstill obligations and mutual non-disparagement provisions. The Agreement also requires the Company to engage an investment bank or financial advisor to assist the Board in evaluating strategic alternatives, but does not obligate the Company to pursue or consummate any transaction. During the term of the Agreement, each of the Shareholders is prohibited from, among other things, seeking representation on the Board or to remove any member of the Board, or submitting any proposal for consideration by stockholders of the Company at any annual or special meeting of stockholders; entering into a voting trust, arrangement or agreement, or subjecting any securities of the Company to any voting trust, arrangement or agreement, other than in accordance with the Agreement; making any public disclosure or statement regarding intent, purpose, plan or proposal with respect to the Board or the Company’s management, governance, corporate structure, affairs or policies; or effecting, proposing, participating in or facilitating any tender or exchange offer, merger, sale or acquisition of material assets or other extraordinary transaction involving the Company or any of its subsidiaries, subject to certain exceptions.

The initial term of the Agreement will end on the earlier of the date that is fifteen days prior to the deadline for the submission of stockholder nominations for the Company’s 2026 annual meeting of stockholders (the "2026 Annual Meeting”) and the date that is one hundred twenty days prior to the first anniversary of the 2025 Annual Meeting, provided, however, that the term of the Agreement will be extended until the date that is the earlier of the date that is fifteen days prior to the deadline for the submission of stockholder nominations for the Company’s 2027 (or such later year in the case of successive renewals) annual meeting of stockholders and the date that is one hundred twenty days prior to the first anniversary of the 2026 Annual Meeting (or such later year in the case of successive renewals) if the Company notifies the Shareholders ten days prior to the originally scheduled termination date that it has irrevocably offered the New Director to re-nominate such New Director (including any Replacement Appointee) at the 2026 Annual Meeting and recommend, support and solicit proxies for the election of such New Director at the 2026 Annual Meeting in the same manner as for the Company’s other nominees at such annual meeting, unless the New Director resigns from the Board prior to the originally scheduled termination date, in which event the Company will not be obligated to re-nominate, recommend, support or solicit proxies for the New Director and the term of the Agreement will end on the originally scheduled termination date.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

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Item 8.01.	Other Events.

The Company issued a press release on June 30, 2025, announcing the entry into the Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Cooperation Agreement dated June 24, 2025.
99.1 104	Press Release of the Company dated June 30, 2025. Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information Regarding Proxy Solicitation

We intend to file a proxy statement and proxy card with the Securities and Exchange Commission (the "SEC”) in connection with the solicitation of proxies for our 2025 Annual Meeting (the "Proxy Statement”). The Company, our directors and certain of our executive officers are participants in the solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement for the 2025 Annual Meeting and other relevant documents to be filed with the SEC.

Additional information regarding the participants and their respective interests in the Company by security holdings or otherwise is set forth under the captions “Corporate Governance and Board Matters”, “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our proxy statement for the 2024 Annual Meeting of stockholders, filed with the SEC on September 30, 2024 (the “2024 Proxy Statement”) and available at sec.gov/Archives/edgar/data/1114925/000114036124042340/ny20032265x1_def14a.htm.

To the extent that holdings of such participants in our securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of our Board for election at the 2025 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by us with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at our investor relations website at https://www.lantronix.com/investor-relations/sec-filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Brent Stringham
Brent Stringham Chief Financial Officer

Date: June 30, 2025

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